Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE – 3/16/2017

Equity Bancshares, Inc. Expands Line of Credit with ServisFirst Bank

Funds Available for Future Growth and Expansion

WICHITA, Kansas, March 16, 2017 (GLOBE NEWSWIRE) – Equity Bancshares, Inc. (NASDAQ: EQBK), (“Equity”, “we”, “us”, “our”, or “the Company”), the Wichita-based holding company of Equity Bank, announced the renewal and increase of a $30 million line of credit with ServisFirst Bank of Birmingham, Alabama, as a means of capital for pursuing growth strategies, including merger opportunities within the Company’s regional footprint.

Brad Elliott, Chairman and CEO of Equity, said, “We’ve had a transformative 17 months for our Company, with three mergers completed successively, and of course, our IPO. Our mission has not changed. We continue our commitment to the growth of our customers, communities, and stockholders, while pursuing strategic growth opportunities for our Company. We’re proud to partner with another strong community bank to help provide additional capital for our growth strategies. We’re proud to be a customer of ServisFirst Bank.”

Equity first secured a line of credit with ServisFirst Bank in July 2014 as a means of capital for the Company’s repayment of Troubled Asset Relief Fund obligations assumed during the Company’s purchase of First Community Bancshares, Inc. on October 26, 2012. Following Equity’s initial public offering on November 16, 2015, the Company paid in full its line to ServisFirst. Equity can use funds from its current line of credit to support future growth through mergers, business combinations, and integrations with community financial institutions.

Equity announced the completion of its merger with Prairie State Bancshares, Inc. (“Prairie”) of Hoxie, Kansas on Friday, March 10, 2017. Equity now has approximately $2.3 billion in total assets, $1.8 billion in deposits and $1.5 billion in loans, and 37 branch offices in its footprint of Kansas, Missouri, and Arkansas. The completed merger with Prairie was Equity’s second completed merger in four months, and the Company’s third in the last 17 months. Equity announced the completion of its merger with Community First Bancshares, Inc. of Harrison, Arkansas on November 10, 2016, and completed its merger with First Independence Corporation of Independence, Kansas, on October 9, 2015. The Prairie merger is Equity’s 11th strategic combination in the past 15 years.

Equity closed a private placement of 770,000 shares of its Class A common stock at $32.50 per share on December 19, 2016. The net proceeds of $23.6 million, after offering costs of $1.4 million, were used to pay off $6.0 million drawn on Equity’s line of credit and will provide working capital for Equity’s continuing growth strategies.

Equity also officially added Wendell Bontrager to its senior leadership team on February 20, 2017, as President of Equity Bank. Bontrager is based at Equity’s home office in Wichita, Kansas. He most recently served as Region President for Old National Bank in Fort Wayne, Indiana, after serving as Executive Vice President and Chief Lending Officer for Tower Bank & Trust Company (“Tower”), prior to Tower’s merger into Old National Bancorp on April 25, 2014.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. Following completion of its merger with Prairie, Equity has approximately $2.3 billion in consolidated total assets, with 37 locations throughout Kansas, Missouri, and Arkansas, including corporate headquarters in Wichita and branches throughout the Kansas City metropolitan area. Learn more at www.equitybank.com.

Equity seeks to provide an enhanced banking experience for customers by providing a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE – 3/16/2017

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 17, 2016 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

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